UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2020

Central Index Key Number of the issuing entity: 0001802215

Benchmark 2020-B17 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact Names of the Sponsors as Specified in their Charters)

New York	333-226123-08	13-3789046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, New York	10179
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 834-5467

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On or about March 24, 2020, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) is expected to cause the issuance of the Benchmark 2020-B17 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-B17 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of March 1, 2020 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E, Class S and Class R Certificates, (iii) the Class F-RR, Class G-RR and Class NR-RR Certificates (collectively, the “Risk Retention Certificates” and, together with the Class X-D, Class D, Class E, Class S and Class R Certificates, the “Privately Offered Certificates”) and (iv) the VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about March 24, 2020, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-five (35) commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple and/or leasehold estates in 160 commercial, multifamily and/or manufactured housing community properties. Certain of the Mortgage Loans were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of March 24, 2020, between the Registrant and JPMCB; certain of the Mortgage Loans were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of March 24, 2020, between the Registrant and GACC; and certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 24, 2020, between the Registrant and CREFI.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Moffett Towers Buildings A, B & C	Exhibit 4.2	Exhibit 99.4
1633 Broadway	Exhibit 4.3	Exhibit 99.5
650 Madison Avenue	Exhibit 4.4	Exhibit 99.6
CBM Portfolio	Exhibit 4.5	Exhibit 99.7
1501 Broadway	Exhibit 4.6	Exhibit 99.8
Apollo Education Group HQ Campus	N/A	Exhibit 99.9
Bellagio Hotel and Casino	Exhibit 4.7	Exhibit 99.10
3500 Lacey	Exhibit 4.8	Exhibit 99.11
Kings Plaza	N/A	Exhibit 99.12
The Westin Book Cadillac	Exhibit 4.9	Exhibit 99.13
3000 Post Oak	(1)	Exhibit 99.14
Staples Headquarters	Exhibit 4.9	Exhibit 99.15
Stonemont Net Lease Portfolio	Exhibit 4.10	Exhibit 99.16
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Alabama Hilton Portfolio	(1)	Exhibit 99.17
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the related Servicing Shift Securitization Date, on and after which the subject Whole Loan will be serviced pursuant to the related Non-Serviced PSA. Such Non-Serviced PSA will be identified and filed on a Form 8-K following such Servicing Shift Securitization Date.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of March 3, 2020, between the Registrant and the Underwriters, (ii) the sale of the Class X-D, Class D, Class E, Class R and Class S Certificates by the Registrant to J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of March 3, 2020, between the Registrant and the Initial Purchasers, (iii) the sale of the Risk Retention Certificates by the Registrant to KKR CMBS II Aggregator Type 1 L.P. (the “Third Party Purchaser”), pursuant to a Certificate Purchase Agreement, dated as of March 3, 2020, between the Registrant and the Third Party Purchaser and (iv) the transfer of the VRR Interest by the Registrant to JPMCB, Deutsche Bank AG, New York Branch (“DBNY”), and CREFI (collectively, in such capacities, the “VRR Interest Holder”), in each case, pursuant to the VRR Interest Purchase Agreement, dated as of March 3, 2020, between the Registrant, JPMCB, DBNY and CREFI. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 3, 2020 and filed with the Securities and Exchange Commission on March 24, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $825,433,000, on March 24, 2020. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $4,963,683, were approximately $922,806,289. Of the expenses paid by the Registrant, approximately $524,962 were paid directly to affiliates of the Registrant, approximately $43,749 in the form of fees were paid to the Underwriters, $118,122 were paid to or for the Underwriters and approximately $4,276,851 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to (i) the Initial Purchasers on such date the Privately Offered Certificates (other than the Risk Retention Certificates), having an aggregate initial certificate balance of $37,780,000, (ii) the Third Party Purchaser on such date the Risk Retention Certificates, having an aggregate initial certificate balance of $52,663,162 and (iii) the VRR Interest Holder on such date the VRR Interest, having an initial certificate balance of $27,500,000, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226123) was originally declared effective on September 11, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The Risk Retention Certificates were sold to the Third Party Purchaser for $21,514,155 (representing approximately 2.12% of the aggregate fair value of all ABS Interests issued by the Benchmark 2020-B17 Mortgage Trust, based on actual sale prices and finalized tranche sizes) pursuant to the credit risk retention agreement.

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Given that initial outstanding principal balance of the VRR Interest constitutes 2.92% of the ABS interest issued by the Issuing Entity (“ABS Interest”), the Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $21,111,883 (representing 2.08% of the aggregate fair value of all ABS Interests issued by the Issuing Entity), excluding accrued interest. The Retaining Sponsor estimates that, if it had relied solely on retaining an “eligibsle horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to the Benchmark 2020-B17 Mortgage Trust, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $50,749,717 (representing 5% of the aggregate fair value of all ABS Interests), excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated February 27, 2020 and as filed with the Securities and Exchange Commission on February 27, 2020 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of March 3, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of February 26, 2020, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian and Wilmington Trust, National Association, as trustee.
4.3	Trust and Servicing Agreement, dated as of December 20, 2019, between GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian, and Pentalpha Surveillance LLC, as operating advisor.
4.4	Trust and Servicing Agreement, dated as of December 8, 2019, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator.
4.5	Trust and Servicing Agreement, dated as of February 6, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.
4.6	Pooling and Servicing Agreement, dated and effective as of February 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as asset representations reviewer.
4.7	Trust and Servicing Agreement, dated as of December 1, 2019 between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Park Bridge Lender Services LLC, as operating advisor.
4.8	Pooling and Servicing Agreement, dated as of February 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.9	Pooling and Servicing Agreement, dated as of February 1, 2020, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park
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Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

4.10	Trust and Servicing Agreement, dated as of March 5, 2020 among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor.
5.1	Legality Opinion of Sidley Austin LLP, dated March 24, 2020.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated March 24, 2020 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 3, 2020.
99.1	Mortgage Loan Purchase Agreement, dated as of March 24, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and JPMorgan Chase Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated as of March 24, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and German American Capital Corporation.
99.3	Mortgage Loan Purchase Agreement, dated as of March 24, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and Citi Real Estate Funding Inc.
99.4	Co-Lender Agreement, dated as of February 26, 2020 by and among Goldman Sachs Bank USA as initial Note A-1-S-1 Holder, initial Note A-1-C-1 Holder, initial Note A-1-C-2 Holder, initial Note A-1-C-3 Holder, initial Note A-1-C-4 Holder, initial Note A-1-C-5 Holder, initial Note A-1-C-6 Holder, initial Note A-1-C-7 Holder, initial Note A-1-C-8 Holder, initial Note A-1-C-9 Holder, initial Note A-1-C-10 Holder and initial Note B-1 Holder, JPMorgan Chase Bank, National Association as initial Note A-2-S-1 Holder, initial Note A-2-C-1 Holder, initial Note A-2-C-2 Holder, initial Note A-2-C-3 Holder, initial Note A-2-C-4 Holder and initial Note B-2 Holder, and DBR Investments Co. Limited as initial Note A-3-S-1 Holder, initial Note A-3-C-1 Holder, initial Note A-3-C-2 Holder, initial Note A-3-C-3 Holder, initial Note A-3-C-4 Holder and initial Note B-3 Holder.
99.5	Co-Lender Agreement, dated as of December 20, 2019 by and among Goldman Sachs Bank USA as initial Note A-1-S-1 Holder, initial Note A-1-C-1 Holder, initial Note A-1-C-2 Holder initial Note A-1-C-3 Holder initial Note A-1-C-4 Holder initial Note A-1-C-5 Holder initial Note A-1-C-6 Holder initial Note A-1-C-7 Holder and initial Note B-1 Holder, DBR Investments Co. Limited as initial Note A-2-S-1 Holder, initial Note A-2-C-1 Holder, initial Note A-2-C-2 Holder, initial Note A-2-C-3 Holder, initial Note A-2-C-4 Holder, initial Note A-2-C-5 Holder, initial Note A-2-C-6 Holder, initial Note A-2-C-7 Holder and initial Note B-2 Holder, JPMorgan Chase Bank, National Association as initial Note A-3-S-1 Holder, initial Note A-3-C-1 Holder, initial Note A-3-C-2 Holder, initial Note A-3-C-3 Holder, initial Note A-3-C-4 Holder, initial Note A-3-C-5 Holder, initial Note A-3-C-6 Holder, initial Note A-3-C-7 Holder and initial Note B-3 Holder, and Wells Fargo Bank, National Association, as initial Note A-4-S-1 Holder, initial Note A-4-C-1 Holder, initial Note A-4-C-2 Holder, initial Note A-4-C-3 Holder, initial Note A-4-C-4 Holder, initial Note A-4-C-5 Holder, initial Note A-4-C-6 Holder, initial Note A-4-C-7 Holder and initial Note B-4 Holder.
99.6	Agreement Between Noteholders, dated as of November 26, 2019, by and between Citi Real Estate Funding Inc. as initial Note A-1 Holder and initial Note A-4 Holder, Goldman Sachs Bank USA as initial Note A-2 Holder and initial Note A-5 Holder, Barclays Capital Real Estate Inc. as
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initial Note A-3 Holder and initial Note A-6 Holder, BMO Harris Bank N.A. as initial Note A-7 Holder, Citi Real Estate Funding Inc. as initial Note B-1 Holder, Goldman Sachs Bank USA as initial Note B-2 Holder, Barclays Capital Real Estate Inc. as initial Note B-3 Holder and BMO Harris Bank N.A. as initial Note B-4 Holder.

99.7	Co-Lender Agreement, dated as of February 13, 2020, between DBR Investments Co. Limited, as initial Note A Holder and DBR Investments Co. Limited, as initial Note B Holder.
99.8	Co-Lender Agreement, dated as of February 28, 2020, by and among JPMorgan Chase Bank, National Association as initial Note A-1 Holder, JPMorgan Chase Bank, National Association as initial Note A-2 Holder, JPMorgan Chase Bank, National Association as initial Note A-3 Holder, JPMorgan Chase Bank, National Association as initial Note A-4 Holder and JPMorgan Chase Bank, National Association as initial Note A-5 Holder.
99.9	Co-Lender Agreement, dated as of January 31, 2020, by and between JPMorgan Chase Bank, National Association as initial Note A-1 Holder and JPMorgan Chase Bank, National Association as initial Note A-2 Holder.
99.10	Agreement Between Note Holders, dated as of December 9, 2019, by and between Morgan Stanly Bank, N.A. as initial Note A-1-S1 Holder, initial Note A-1-S2 Holder, initial Note A-1-RL Holder, initial Note A-1-C1 Holder, initial Note A-1-C2 Holder, initial Note A-1-C3 Holder, initial Note A-1-C4 Holder, initial Note A-1-C5 Holder, initial Note B-1-S Holder, initial Note B-1-RL Holder and initial Note C-1-S Holder, Citi Real Estate Funding Inc. as initial Note A-2-S1 Holder, initial Note A-2-S2 Holder, initial Note A-2-RL Holder, initial Note A-2-C1 Holder, initial Note A-2-C2 Holder, initial Note A-2-C3 Holder, initial Note A-2-C4 Holder, initial Note A-2-C5 Holder, initial Note B-2-S Holder, initial Note B-2-RL Holder and initial Note C-2-S Holder, and JPMorgan Chase Bank, National Association as initial Note A-3-S1 Holder, initial Note A-3-S2 Holder, initial Note A-3-RL Holder, initial Note A-3-C1 Holder, initial Note A-3-C2 Holder, initial Note A-3-C3 Holder, initial Note A-3-C4 Holder, initial Note A-3-C5 Holder, initial Note B-3-S Holder, initial Note B-3-RL Holder and initial Note C-3-S Holder.
99.11	Co-Lender Agreement, dated February 7, 2020, by and between JPMorgan Chase Bank, National Association as initial Note A-1 Holder and JPMorgan Chase Bank, National Association as initial Note A-2 Holder.
99.12	Co-Lender Agreement, dated as of December 3, 2019, by and among JPMorgan Chase Bank, National Association, Societe Generale Financial Corporation, and Wells Fargo Bank, National Association.
99.13	Co-Lender Agreement, dated as of January 31, 2020, by and between Citi Real Estate Funding Inc. as initial Note A-1 Holder and Citi Real Estate Funding Inc. initial Note A-2 Holder.
99.14	Co-Lender Agreement, dated as of February 6, 2020, by and between JPMorgan Chase Bank, National Association as initial Note A-1 Holder and JPMorgan Chase Bank, National Association as initial Note A-2 Holder.
99.15	Agreement Between Note Holders, dated as of February 1, 2020, by and between DBR Investments Co. Limited as initial Note A-1 Holder, DBR Investments Co. Limited as initial Note A-2 Holder and DBR Investments Co. Limited as initial Note A-3 Holder.
99.16	Co-Lender Agreement, dated as of February 7, 2020, by and between JPMorgan Chase Bank, National Association, as initial Note A-FL Holder, JPMorgan Chase Bank, National Association as initial Note A-FX-1 Holder, JPMorgan Chase Bank, National Association as initial Note A-FX-2, initial Note A-FX-3 Holder, initial Note A-FX-4 Holder, initial Note A-FX-5 Holder and initial Note A-FX-6 Holder, and JPMorgan Chase Bank, National Association as initial Note B-FX Holder.
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99.17	Co-Lender Agreement, dated as of February 21, 2020, by and between Citi Real Estate Funding Inc. as initial Note A-1 Holder and Citi Real Estate Funding Inc. initial Note A-2 Holder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
By:	/s/ Harris Rendelstein
Name: Harris Rendelstein
Title: Vice President

Dated: March 24, 2020

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